LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND

June 29, 1998

Dear Shareholder:

The 12 months ended May 31, 1998, were volatile, but quite rewarding, for small-company stocks. In spite of the fact that May marked the second-largest monthly decline for small-cap stocks in seven years, the Russell 2000 Index returned 21.24% for the 12 months. We are pleased to announce that the J.P. Morgan Institutional U.S. Small Company Fund surpassed its benchmark, returning 23.55% for the period. The fund also outperformed its peers, as measured by the Lipper Small Company Fund Average, which returned 22.80%.

The fund's net asset value advanced from $14.09 per share on May 31, 1997, to $15.30 per share at the end of the reporting period, after making distributions of approximately $0.08 per share from ordinary income, approximately $0.81 per share from short-term capital gains, and approximately $1.03 per share from long-term capital gains, of which $0.32 per share represents distributions of 20% rate gains. The fund's net assets increased from approximately $401.8 million on May 31, 1997, to approximately $420.4 million at the end of the reporting period. The net assets of The U.S. Small Company Portfolio, in which the fund invests, totaled approximately $681.8 million on May 31, 1998.

The report that follows includes an interview with Stephen J. Rich, a member of the portfolio management team for The U.S. Small Company Portfolio. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and reiterate the fund's investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . . . .1     FUND FACTS AND HIGHLIGHTS. . . . .6

FUND PERFORMANCE . . . . . . . . . . .2     FINANCIAL STATEMENTS . . . . . . .8

PORTFOLIO MANAGER Q&A. . . . . . . . .3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the fund). The chart at right shows that $1,000,000 invested on May 31, 1988,* would have grown to $4,130,864 on May 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                      TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                                 ----------------------        -----------------------------------------------------
                                                 THREE           SIX           ONE            THREE          FIVE           TEN
AS OF MAY 31, 1998                               MONTHS          MONTHS        YEAR           YEARS          YEARS*         YEARS*
-----------------------------------------------------------------------        -----------------------------------------------------
J.P. Morgan Inst. U.S. Small Company Fund        -1.23%          6.34%         23.55%         22.40%         15.81%         15.24%

Russell 2000 Index                               -0.94%          6.54%         21.24%         20.79%         16.14%         14.34%

Russell 2500 Index                               -0.08%          7.53%         22.79%         22.62%         17.52%         15.87%

Lipper Small Company Fund Average                -0.42%          6.38%         22.80%         21.60%         16.75%         16.10%

AS OF MARCH 31, 1998
----------------------------------------------------------------------         -----------------------------------------------------
J.P. Morgan Inst. U.S. Small Company Fund        11.72%          9.01%         44.22%         26.54%         17.29%         15.76%

Russell 2000 Index                               10.06%          6.37%         42.01%         24.42%         17.67%         14.85%

Russell 2500 Index                               10.25%          7.77%         41.86%         26.02%         18.80%         16.34%

Lipper Small Company Fund Average                10.89%          5.32%         43.53%         24.88%         18.34%         16.77%

*J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND'S RETURNS PRIOR TO NOVEMBER 4, 1993, (COMMENCEMENT OF OPERATIONS) INCLUDE HISTORICAL RETURNS OF THE PIERPONT CAPITAL APPRECIATION FUND, WHICH HAD A HIGHER EXPENSE RATIO.

THE RUSSELL 2000 INDEX IS USED TO MEASURE THE AVERAGE STOCK PERFORMANCE OF U.S. SMALL-CAP STOCKS, WHILE THE RUSSELL 2500 INDEX MEASURES SMALL TO MEDIUM-CAP STOCK PERFORMANCE. BOTH ARE UNMANAGED INDICES WHICH DO NOT INCLUDE FEES OR OPERATING EXPENSES AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

GROWTH OF $1,000,000 OVER 10 YEARS*
MAY 31, 1988 - MAY 31, 1998


              Lipper Small                                        J.P. Morgan
              Fund Average       Russell 2000   Russell 2500     Institutional
          --------------------   ------------   ------------     -------------

5/31/88        1,000,000          1,000,000       1,000,000         1,000,000
5/31/89        1,253,934          1,235,951       1,249,182         1,303,641
5/31/90        1,369,845          1,241,351       1,280,252         1,446,940
5/31/91        1,519,705          1,337,279       1,412,259         1,419,448
5/31/92        1,731,807          1,514,269       1,631,760         1,581,288
5/31/93        2,082,340          1,806,486       1,945,591         1,983,123
5/31/94        2,239,325          1,964,027       2,085,403         2,006,897
5/31/95        2,537,864          2,166,259       2,365,767         2,252,842
5/31/96        3,662,084          2,943,811       3,175,824         3,054,856
5/31/97        3,820,523          3,148,863       3,551,855         3,343,352
5/31/98        4,700,435          3,817,784       4,361,193         4,130,864


LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with STEPHEN J. RICH, a member of the portfolio management team for The U.S. Small Company Portfolio. Steve joined Morgan in 1991, and has held positions in Morgan's structured equity and balanced/equity groups. He was educated at Princeton University, and is currently pursuing a Masters degree in Business Administration at New York University. This interview took place on June 8, 1998, and reflects Steve's views on that date.

HOW DID THE SMALL-CAP MARKET BEHAVE DURING THE 12 MONTHS ENDED MAY 31, 1998?

SJR: Small-cap stocks performed strongly on an absolute basis for the year ended May 31, 1998. The Russell 2000 Index returned 21.24%, well above the historical average for small caps. However, large-cap stocks outpaced small-cap stocks for the fourth year in a row, with the S&P 500 Index returning a prodigious 30.68% for the period.

Small-cap stocks were hampered by two distinct periods of turmoil and uncertainty during the 12 months. The fourth quarter of 1997 brought the Southeast Asian currency and economic crisis, which caused investors to flee small caps for the perceived stability of larger stocks. Then, in May of 1998, Asia's troubles -- this time in Indonesia -- again led investors away from small caps. May saw the second-largest monthly decline for small stocks, as measured by the Russell 2000, in seven years.

Small-cap stocks were also held back by what the market perceived as earnings disappointments. Earnings expectations for small caps have been higher than expectations for large-cap stocks for some time. Small-cap earnings have been stronger than large-cap earnings on an absolute basis, but the shortfall between expected and actual earnings has been greater for small stocks than for large stocks. Due to this shortfall, small-cap stocks have suffered relative to large-cap stocks.

In spite of these setbacks, the year saw a period of relative tranquillity during the second and third quarters of 1997. During those periods, small caps posted better results relative to large caps. That's because the market broadened out, allowing smaller stocks to surge ahead.

HOW DID THE FUND PERFORM DURING THIS VOLATILE YEAR?

SJR: We are pleased to announce that the fund surpassed its benchmark Russell 2000, returning 23.55% for the 12 months ended May 31, 1998, versus 21.24% for the benchmark. The fund also outperformed its peers, as measured by the Lipper Small Company Fund Average, which returned 22.80% for the period.

The portfolio maintains industry group, or sector, weightings close to those of the Russell 2000. This allows us to focus on stock selection as the sole source of our excess return. During the 12 months, our stock selection proved successful.

WHICH STOCKS HELPED THE FUND BEAT ITS BENCHMARK AND PEERS?

SJR: Our most successful holdings represent an eclectic group from an industry standpoint. This reemphasizes the benefit of our sector-neutral approach -- we can look for attractive companies anywhere.

DeKalb Genetics Corp. has been one of our largest positions for some time. It's also been one of our most successful holdings -- up 170% for the 12 months ended May 31, 1998. The company creates valuable agricultural genetics and biotechnology for seed corn products, and holds several important patents. This is a growing business, and we knew that DeKalb was well-positioned to benefit from the industry consolidation that we expected. In February, DeKalb, recognizing the economies of scale needed to succeed, put itself up for sale. In mid-May, Monsanto Chemicals agreed to acquire DeKalb for $100 per share. We plan to tender our shares for cash at that price.

Capital Re, a specialty insurance company, has also done well for us. The company, a niche player, is run by what we consider a very solid management team. The stock is up 70% for the year -- unusually strong performance in what is typically a slow-growth business. Our success with Capital Re illustrates the benefit of our in-house research. We are often able to find attractive companies, even within staid industries.

Orbital Sciences Corp., a technology firm, launched a satellite at end of 1997. The company was awarded an important government contract during the 12 months, and appears poised to outperform its peers. We believe that the satellite business offers significant room for growth in the future, and we see Orbital as an excellent way to profit from that growth.

WHICH STOCKS HAMPERED THE FUND'S RETURNS?

SJR: Although we surpassed our benchmark, we still held some stocks that disappointed us. American Pad & Paper, a market leader among pad and paper suppliers, experienced slower earnings as it worked to build a more comprehensive line of products and services without raising its prices. The company took some one-time charges as it invested in itself, and the stock price suffered as a result. Lately, however, earnings are picking up and appear to be returning to more normalized levels. We view the changes American Pad & Paper is implementing as beneficial and, at current levels, we continue to believe the company represents value.

Electronics for Imaging manufactures software and some hardware for color printers. When Asia's economies suffered, demand for the company's products slowed as well. As Asia is a significant market for EFI, this slowdown hurt the stock, particularly during the fourth quarter of 1997. Longer-term, however, we believe that color printing has a future, and that EFI will benefit from the growth in color printing.

WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP MARKET?

SJR: As markets become more volatile, we feel comfortable with the construction of our portfolio. Our broad diversification -- more than 250 names -- should make the portfolio a bit more resilient than our competition if market volatility continues.

Our sector-neutral approach (keeping our industry group weightings similar to those of our benchmark) means that we are neither a "growth" nor a "value" manager. While most managers choose one camp or the other, we believe that our style should be able to participate in periods when either approach is in favor. This stands us in good stead during rocky markets, when value stocks do better than growth stocks, or in calmer periods, when growth stocks prevail. The disparity in returns of these two styles can be shocking. For the 12 months under review, the value stocks in the Russell 2000 returned 26.7%, versus 15.8% for the growth stocks.

We continue to view small-cap stocks as attractive relative to large caps based on valuations. Historically, the price/earnings ratio of small-cap stocks as measured by the Russell 2000 is 25% higher than the price/earnings ratio of large-cap stocks as measured by the S&P 500. Now, however, the P/E ratio of small-cap stocks is lower than that of large-cap stocks -- an extremely unusual occurrence. We view the severe undervaluation of small stocks as a buying opportunity, and believe the portfolio is well positioned to benefit from this opportunity.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Institutional U.S. Small Company Fund seeks to provide a high total return from a portfolio of equity securities of small companies. The fund seeks to outperform the Russell 2000 Index. The fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
7/19/93

-------------------------------------------------------------------------------
FUND NET ASSESTS AS OF 5/31/98
$420,412,793

-------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/98
$681,764,478

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
8/14/98, 12/18/98

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98

EXPENSE RATIO
The fund's current annualized expense ratio of 0.80% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

FINANCE                                         24.9%

TECHNOLOGY                                      12.6%

CONSUMER GOODS & SERVICES                       12.2%

INDUSTRIAL PRODUCTS & SERVICES                  12.1%

HEALTH CARE                                     11.2%

BASIC INDUSTRIES                                 9.9%

UTILITIES                                        6.0%

ENERGY                                           3.6%

OTHER                                            3.7%

SHORT-TERM                                       3.8%


LARGEST EQUITY HOLDINGS                         % OF TOTAL INVESTMENTS
-----------------------------------------------------------------------
CAPITAL RE CORP. (FINANCE)                                 3.0%
COMMERCIAL METALS CO. (BASIC INDUSTRIES)                   1.6%
RENAISSANCERE HOLDINGS, INC. (FINANCE)                     1.6%
DEKALB GENETICS CORP., CLASS B                             1.6%
  (BASIC INDUSTRIES)
MUELLER INDUSTRIES, INC. (BASIC INDUSTRIES)                1.6%
D.R. HORTON, INC. (INDUSTRIAL PRODUCTS                     1.6%
  & SERVICES)
INTERMET CORP. (INDUSTRIAL PRODUCTS & SERVICES)            1.5%
VENTANA MEDICAL SYSTEMS, INC. (HEALTH CARE)                1.2%
NATIONAL COMMERCE BANCORPORATION (FINANCE)                 1.2%
CENTRAL HUDSON GAS & ELECTRIC CORP. (UTILITIES)            1.2%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinion expressed herein are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective). Historically small-company stocks have been more volatile than large-company stocks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Small Company Portfolio
  ("Portfolio"), at value                          $420,071,958
Receivable for Shares of Beneficial Interest Sold       405,000
Receivable for Expense Reimbursements                    12,644
Prepaid Trustees' Fees                                    1,467
Deferred Organization Expenses                            1,337
Prepaid Expenses and Other Assets                        13,146
                                                   ------------
    Total Assets                                    420,505,552
                                                   ------------
LIABILITIES
Shareholder Servicing Fee Payable                        37,006
Administrative Services Fee Payable                      10,737
Administration Fee Payable                                2,186
Fund Services Fee Payable                                   405
Accrued Expenses                                         42,425
                                                   ------------
    Total Liabilities                                    92,759
                                                   ------------
NET ASSETS
Applicable to 27,474,149 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $420,412,793
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $15.30
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $348,593,311
Undistributed Net Investment Income                     358,734
Accumulated Net Realized Gain on Investment          36,598,440
Net Unrealized Appreciation of Investment            34,862,308
                                                   ------------
    Net Assets                                     $420,412,793
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income                                      $  4,953,875
Allocated Interest Income                                           973,596
Allocated Portfolio Expenses                                     (3,001,193)
                                                               ------------
    Net Investment Income Allocated from
      Portfolio                                                   2,926,278
FUND EXPENSES
Shareholder Servicing Fee                          $ 437,716
Administrative Services Fee                          131,588
Registration Fees                                     28,991
Transfer Agent Fees                                   24,476
Professional Fees                                     22,770
Printing Expenses                                     16,421
Fund Services Fee                                     15,145
Line of Credit Expense                                11,631
Administration Fee                                    11,396
Amortization of Organization Expenses                  9,959
Trustees' Fees and Expenses                            7,315
Insurance Expense                                      2,298
Interest Expense                                         392
Miscellaneous                                         11,409
                                                   ---------
    Total Fund Expenses                              731,507
Less: Reimbursement of Expenses                     (230,707)
                                                   ---------
NET FUND EXPENSES                                                   500,800
                                                               ------------
NET INVESTMENT INCOME                                             2,425,478
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     102,704,137
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                           (14,451,395)
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $ 90,678,220
                                                               ------------
                                                               ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1998     MAY 31, 1997
                                                   --------------   --------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    2,425,478   $    2,667,115
Net Realized Gain on Investment Allocated from
  Portfolio                                           102,704,137       25,048,105
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                 (14,451,395)       6,793,747
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                       90,678,220       34,508,967
                                                   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (2,161,246)      (3,198,710)
Net Realized Gain                                     (52,221,971)     (21,833,850)
                                                   --------------   --------------
    Total Distributions to Shareholders               (54,383,217)     (25,032,560)
                                                   --------------   --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       77,945,664      142,795,731
Reinvestment of Dividends and Distributions            18,080,925        7,838,237
Cost of Shares of Beneficial Interest Redeemed       (113,705,828)     (50,243,897)
                                                   --------------   --------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                   (17,679,239)     100,390,071
                                                   --------------   --------------
    Total Increase in Net Assets                       18,615,764      109,866,478
NET ASSETS
Beginning of Fiscal Year                              401,797,029      291,930,551
                                                   --------------   --------------
End of Fiscal Year (including undistributed net
  investment income of $358,734 and $552,652,
  respectively)                                    $  420,412,793   $  401,797,029
                                                   --------------   --------------
                                                   --------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                    FOR THE PERIOD
                                                                                                     JULY 19, 1993
                                                                                                   (COMMENCEMENT OF
                                                         FOR THE FISCAL YEAR ENDED MAY 31,            OPERATIONS)
                                                   ---------------------------------------------        THROUGH
                                                     1998        1997        1996        1995        MAY 31, 1994*
                                                   ---------   ---------   ---------   ---------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   14.09   $   13.97   $   11.16   $   10.03       $ 10.00
                                                   ---------   ---------   ---------   ---------   -----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                   0.09        0.10        0.13        0.10          0.04
Net Realized and Unrealized Gain on Investment          3.04        1.07        3.66        1.12            --
                                                   ---------   ---------   ---------   ---------   -----------------
Total from Investment Operations                        3.13        1.17        3.79        1.22          0.04
                                                   ---------   ---------   ---------   ---------   -----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (0.08)      (0.13)      (0.12)      (0.09)        (0.01)
Net Realized Gain                                      (1.84)      (0.92)      (0.86)         --            --
                                                   ---------   ---------   ---------   ---------   -----------------
Total Distributions to Shareholders                    (1.92)      (1.05)      (0.98)      (0.09)        (0.01)
                                                   ---------   ---------   ---------   ---------   -----------------

NET ASSET VALUE, END OF PERIOD                     $   15.30   $   14.09   $   13.97   $   11.16       $ 10.03
                                                   ---------   ---------   ---------   ---------   -----------------
                                                   ---------   ---------   ---------   ---------   -----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                       23.55%      9.44%       35.60%      12.26%          0.42%
Net Assets, End of Period (in thousands)           $ 420,413   $ 401,797   $ 291,931   $ 149,279       $74,141
Ratios to Average Net Assets
  Expenses                                         0.80%       0.80%       0.80%       0.80%           0.80%(a)
  Net Investment Income                            0.55%       0.81%       1.20%       1.14%           0.93%(a)
  Expenses Without Reimbursement and Including
    Interest Expense                               0.85%       0.85%       0.83%       0.91%           1.07%(a)
  Interest Expense                                 0.00%(b)       --          --          --              --

------------------------
(a) Annualized.

(b) Less than 0.01%.

*  Investment operations commenced on November 4, 1993.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional U.S. Small Company Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The inception date of the fund is July 19, 1993, and the fund commenced operations on November 4, 1993 when the first public shareholder was admitted. Prior to January 1, 1998, the trust's and the fund's names were The JPM Institutional Funds and The JPM Institutional U.S. Small Company Fund, respectively.

The fund invests all of its investable assets in The U.S. Small Company Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (62% at May 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income are declared and paid as dividends semi-annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $49,795. These costs were deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

   g) The fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of May 31, 1998 was to decrease undistributed net investment income by $458,150, decrease accumulated net realized gain on investment by $31,753,146 and increase paid-in capital by $32,211,296. The adjustments are primarily attributable to the net realized gain on transfer of securities as discussed in Note 5 of the portfolio's Notes to Financial Statements which are included elsewhere in this report. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1998, the fee for these services amounted to $11,396.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds (formerly The JPM Pierpont Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31,1998, the fee for these services amounted to $131,588.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.80% of the average daily net assets of the fund through September 30, 1998. For the fiscal year ended May 31, 1998, Morgan has agreed to reimburse the fund $230,707 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------
      at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended May 31, 1998, the fee for these services amounted to $437,716.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $15,145 for the fiscal year ended May 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,200.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1998     MAY 31, 1997
                                                   --------------   --------------
Shares of beneficial interest sold...............      5,152,049        10,786,215
Reinvestment of dividends and distributions......      1,256,335           620,213
Shares of beneficial interest redeemed...........     (7,445,429)       (3,792,339)
                                                   --------------   --------------
Net Increase (Decrease)..........................     (1,037,045)        7,614,089
                                                   --------------   --------------
                                                   --------------   --------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at May 31, 1998. The average daily balance outstanding for the fiscal year ended May 31, 1998 was $6,849 at a weighted average interest rate of 5.7175%. The average amount of debt per share during the fiscal year was less than $0.01.

J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

5. OTHER MATTERS

On January 25, 1998, one of the investors in the portfolio, a non-U.S. fund, withdrew its interest in the portfolio through an in-kind withdrawal amounting to $436,180,054. The withdrawal did not create a taxable event to the fund or reduce the net assets of the fund, but did reduce the net assets of the portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional U.S. Small Company Fund
(Formerly The JPM Institutional U.S. Small Company Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional U.S. Small Company Fund (one of the series constituting part of the J.P. Morgan Institutional Funds), hereafter referred to as the "Fund", at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period July 19, 1993 (commencement of operations) through May 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 17, 1998

The U.S. Small Company Portfolio
Annual Report May 31, 1998
(The following pages should be read in conjunction with the J.P. Morgan Institutional U.S. Small Company Fund
Annual Financial Statements)

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------
COMMON STOCKS (96.2%)
BASIC INDUSTRIES (9.8%)
AGRICULTURE (1.6%)
Dekalb Genetics Corp., Class B...................   113,400   $  10,872,225
                                                              -------------
CHEMICALS (2.4%)
Albemarle Corp...................................   231,300       5,623,481
Bush Boake Allen, Inc.+..........................   107,300       3,165,350
General Chemical Group, Inc......................    76,700       1,955,850
Geon Co..........................................   110,100       2,380,912
Minerals Technologies, Inc.......................    37,100       1,963,981
OM Group, Inc....................................    25,550       1,060,325
Wellman, Inc.....................................    24,000         577,500
                                                              -------------
                                                                 16,727,399
                                                              -------------
FOREST PRODUCTS & PAPER (1.7%)
American Pad & Paper Co.+........................   523,200       3,466,200
Caraustar Industries, Inc........................   170,800       5,246,762
Universal Forest Products, Inc...................   158,800       2,714,487
                                                              -------------
                                                                 11,427,449
                                                              -------------
METALS & MINING (4.1%)
Commercial Metals Co.............................   358,400      10,998,400
Mueller Industries, Inc.+........................   348,600      10,806,600
Schnitzer Steel Industries, Inc., Class A........   124,600       3,231,812
Steel Technologies, Inc..........................   291,700       3,281,625
                                                              -------------
                                                                 28,318,437
                                                              -------------
  TOTAL BASIC INDUSTRIES.........................                67,345,510
                                                              -------------

CONSUMER GOODS & SERVICES (12.2%)
APPARELS & TEXTILES (0.8%)
Ashworth, Inc.+..................................   279,100       3,532,359
Genesco, Inc.+...................................   155,200       1,998,200
                                                              -------------
                                                                  5,530,559
                                                              -------------
AUTOMOTIVE (0.6%)
Amcast Industrial Corp...........................    92,400       1,992,375
CSK Auto Corp.+..................................    16,000         430,000
Sonic Automotive, Inc.+..........................    89,300       1,596,237
                                                              -------------
                                                                  4,018,612
                                                              -------------

BROADCASTING & PUBLISHING (1.1%)
Banta Corp.......................................   119,100       3,770,259
Digital Generation Systems, Inc.+................    29,400         115,762

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------
BROADCASTING & PUBLISHING (CONTINUED)
Emmis Broadcasting Corp., Class A+...............    10,800   $     453,600
HA-LO Industries, Inc.+..........................    25,500         788,906
Journal Register Co.+............................    26,400         528,000
Ziff-Davis, Inc.+................................    93,700       1,581,187
                                                              -------------
                                                                  7,237,714
                                                              -------------

EDUCATION (0.3%)
Education Management Corp.+......................    61,100       2,136,591
                                                              -------------

ENTERTAINMENT, LEISURE & MEDIA (0.9%)
Cinar Films Inc., Class B+.......................    46,000         891,250
Imax Corp.+......................................   119,900       3,038,716
Steiner Leisure, Ltd.(i)+........................    64,800       1,923,750
                                                              -------------
                                                                  5,853,716
                                                              -------------

FOOD, BEVERAGES & TOBACCO (0.5%)
American Italian Pasta Co., Class A+.............    42,700       1,531,862
Beringer Wine Estates Holdings, Inc., Class B+...    41,200       1,751,000
                                                              -------------
                                                                  3,282,862
                                                              -------------

HOUSEHOLD APPLIANCES & FURNISHINGS (1.5%)
Aaron Rents, Inc.................................   131,900       2,580,294
Bush Industries, Inc., Class A...................   250,200       6,724,125
Stanley Furniture Co., Inc.+.....................    58,200       1,182,187
                                                              -------------
                                                                 10,486,606
                                                              -------------

RESTAURANTS & HOTELS (1.7%)
Applebee's International, Inc....................    50,200       1,226,762
Candlewood Hotel Company, Inc.+..................   100,000         815,625
Extended Stay America, Inc.+.....................   105,500       1,160,500
Friendly Ice Cream Corp.+........................    84,700       2,128,087
Papa John's International, Inc.+.................   110,200       4,580,187
Showbiz Pizza Time, Inc.+........................    53,800       1,914,944
                                                              -------------
                                                                 11,826,105
                                                              -------------

RETAIL (4.8%)
Central Garden & Pet Co.+........................    87,900       2,598,544
Delia's, Inc.+...................................    84,000       1,968,750
Garden Ridge Corp.+..............................   292,500       5,100,469
Guitar Center, Inc.+.............................    63,400       1,674,156
Gymboree Corp.+..................................   130,600       2,048,787
Let's Talk Cellular & Wireless, Inc.+............    43,100         721,925
Lithia Motors, Inc., Class A+....................   110,400       1,552,500
Pacific Sunwear of California+...................    24,350       1,090,423

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------
RETAIL (CONTINUED)
Party City Corp.+................................   123,550   $   3,652,447
ShopKo Stores, Inc.+.............................   108,800       3,794,400
Sunglass Hut International, Inc.+................   187,000       2,284,906
Urban Outfitters, Inc.+..........................   337,400       5,524,925
USA Floral Products, Inc.+.......................    28,600         545,187
                                                              -------------
                                                                 32,557,419
                                                              -------------
  TOTAL CONSUMER GOODS & SERVICES................                82,930,184
                                                              -------------

ENERGY (3.5%)
GAS EXPLORATION (1.5%)
Devon Energy Corp................................    85,400       3,133,112
Newfield Exploration Co.+........................   110,000       2,461,250
Patterson Energy, Inc.+..........................   289,800       3,251,194
St. Mary Land & Exploration Co...................    60,300       1,643,175
                                                              -------------
                                                                 10,488,731
                                                              -------------

OIL-PRODUCTION (0.7%)
Plains Resources, Inc.+..........................    83,000       1,587,375
Snyder Oil Corp..................................    51,200         992,000
Vintage Petroleum, Inc...........................   122,100       2,213,062
                                                              -------------
                                                                  4,792,437
                                                              -------------

OIL-SERVICES (1.3%)
Dril-Quip, Inc.+.................................    66,900       2,086,444
Input/Output, Inc.+..............................   144,200       3,172,400
National-Oilwell, Inc.+..........................   105,700       3,692,894
                                                              -------------
                                                                  8,951,738
                                                              -------------
  TOTAL ENERGY...................................                24,232,906
                                                              -------------

FINANCE (24.9%)
BANKING (9.7%)
Bank of Commerce.................................    55,200         993,600
Bank United Corp., Class A.......................   134,800       6,727,362
Banknorth Group, Inc.............................   157,000       5,671,625
Colonial BancGroup, Inc..........................   124,300       4,024,212
Commercial Federal Corp..........................    81,900       2,728,294
Community First Bankshares, Inc..................   108,300       2,649,966
First International Bancorp, Inc.................    39,000         604,500
FirstFed Financial Corp.+........................   101,600       4,984,750
Flagstar Bancorp, Inc............................   125,400       3,009,600
GBC Bancorp......................................   143,500       4,094,234
Hamilton Bancorp, Inc.+..........................    29,700         951,328
HUBCO, Inc.......................................   114,473       4,031,596
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------
BANKING (CONTINUED)
Imperial Bancorp+................................    22,600   $     661,050
InterWest Bancorp, Inc...........................    47,200       2,138,750
Irwin Financial Corp.............................    58,000       1,564,187
National Commerce Bancorporation.................   188,500       8,347,016
North Fork Bancorporation, Inc...................   136,350       3,280,922
Prime Bancshares, Inc............................    54,500       1,447,656
Republic Banking Corp. of Florida................    72,300       1,369,181
Southwest Bancorporation of Texas, Inc.+.........    46,600       1,826,137
Sterling Bancshares, Inc.........................    38,300         652,297
Summit Bancshares, Inc...........................    26,900         591,800
Sun Bancorp, Inc.+...............................    14,227         394,799
Trustco Bank Corp................................   114,800       3,235,925
                                                              -------------
                                                                 65,980,787
                                                              -------------

FINANCIAL SERVICES (2.0%)
Amresco, Inc.....................................    74,000       2,497,500
First Alliance Corp.+............................    36,000         382,500
Hanover Capital Mortgage Holdings, Inc...........    38,000         693,500
Investors Financial Services Corp................    18,600         928,256
Litchfield Financial Corp........................   126,240       2,840,400
Ocwen Financial Corp.+...........................    33,700         821,437
Waddell & Reed Financial, Inc., Class A..........    46,400       1,073,000
WFS Financial, Inc.+.............................    43,500         373,828
Willis Lease Finance Corp.+......................   169,900       3,716,562
                                                              -------------
                                                                 13,326,983
                                                              -------------

INSURANCE (5.1%)
Annuity and Life Re (Holdings), Ltd.(i)+.........   148,700       3,387,572
Capital Re Corp..................................   277,350      20,662,575
RenaissanceRe Holdings, Ltd.(i)..................   235,000      10,986,250
                                                              -------------
                                                                 35,036,397
                                                              -------------

REAL ESTATE INVESTMENT TRUSTS (8.1%)
American General Hospitality Corp................   136,900       3,251,375
Arden Realty Group, Inc..........................   212,500       5,830,469
Brandywine Realty Trust..........................    62,000       1,437,625
Burnham Pacific Properties, Inc..................   161,800       2,275,312
Camden Property Trust............................   109,614       3,350,078
CBL & Associates Properties, Inc.................    97,100       2,385,019
Correctional Properties Trust+...................    19,300         404,094
Cousins Properties, Inc..........................   113,400       3,465,787
Developers Diversified Realty Corp...............    36,600       1,434,262

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
ElderTrust.......................................    47,800   $     752,850
Entertainment Properties Trust...................    82,400       1,601,650
Impac Commercial Holdings, Inc...................    37,300         582,812
Innkeepers USA Trust.............................     2,100          29,269
LaSalle Hotel Properties+........................    58,000         982,375
Manufactured Home Communities, Inc...............   108,200       2,698,237
Merry Land & Investment Company, Inc.............    58,900       1,306,844
Mills Corp.......................................   203,400       5,021,437
National Golf Properties, Inc....................    72,800       2,188,550
Post Properties, Inc.............................   174,047       7,157,683
Summit Properties, Inc...........................     1,100          21,931
Sunstone Hotel Investors, Inc....................   122,300       1,758,062
Tower Realty Trust, Inc..........................    66,700       1,529,931
Urban Shopping Centers, Inc......................    53,900       1,778,700
Weeks Corp.......................................   132,900       4,244,494
                                                              -------------
                                                                 55,488,846
                                                              -------------
  TOTAL FINANCE..................................               169,833,013
                                                              -------------

HEALTHCARE (11.2%)
BIOTECHNOLOGY (3.1%)
Affymetrix, Inc.+................................    24,700         664,584
Applied Analytical Industries, Inc.+.............   143,000       1,474,687
ArQule, Inc.+....................................    42,100         602,556
Genome Therapeutics Corp.+.......................   108,400         707,987
Human Genome Sciences, Inc.+.....................   153,100       5,516,384
IDEC Pharmaceuticals Corp.+......................    70,300       2,210,056
Incyte Pharmaceuticals, Inc.+....................    73,000       2,680,469
Millennium Pharmaceuticals, Inc.+................    67,300       1,190,369
Novoste Corp.+...................................    71,500       1,796,437
SangStat Medical Corp.+..........................   155,700       4,077,394
                                                              -------------
                                                                 20,920,923
                                                              -------------

HEALTH SERVICES (3.8%)
Alternative Living Services, Inc.+...............    67,900       1,841,788
Boron, LePore & Associates, Inc.+................    21,100         619,813
Lifeline Systems, Inc.+..........................    98,900       1,842,013
Mariner Health Group, Inc.+......................   441,000       6,587,438
Monarch Dental Corp.+............................    56,100         985,256
Pediatrix Medical Group, Inc.+...................    56,800       2,055,450
ProMedCo Management Co.+.........................   125,400       1,402,913
Renal Care Group, Inc.+..........................    63,200       2,285,075
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------
HEALTH SERVICES (CONTINUED)
Sierra Health Services, Inc.+....................   204,800   $   7,603,200
Sunrise Assisted Living, Inc.+...................    39,000       1,176,094
                                                              -------------
                                                                 26,399,040
                                                              -------------

MEDICAL SUPPLIES (3.5%)
Aurora Biosciences Corp.+........................    62,500         476,563
CONMED Corp.+....................................    53,800       1,144,931
Endocardial Solutions, Inc.+.....................    66,000         779,625
Focal, Inc.+.....................................    60,000         746,250
Kensey Nash Corp.+...............................   213,100       3,968,988
Physio-Control International Corp.+..............    63,200       1,333,125
ResMed, Inc.+....................................    40,000       1,430,000
Sola International, Inc.+........................   108,200       4,280,663
Symphonix Devices, Inc.+.........................    32,600         342,300
Ventana Medical Systems, Inc.+...................   328,200       8,512,688
Vital Signs, Inc.................................    30,100         531,453
                                                              -------------
                                                                 23,546,586
                                                              -------------

PHARMACEUTICALS (0.8%)
Kos Pharmaceuticals, Inc.+.......................   144,400       1,665,113
Ligand Pharmaceuticals, Class B+.................   214,400       2,994,900
U.S. Bioscience, Inc.+...........................    67,600         633,750
                                                              -------------
                                                                  5,293,763
                                                              -------------
  TOTAL HEALTHCARE...............................                76,160,312
                                                              -------------

INDUSTRIAL PRODUCTS & SERVICES (12.2%)
BUILDING MATERIALS (1.1%)
American Residential Services, Inc.+.............   171,200       1,979,500
Comfort Systems USA, Inc.+.......................    75,600       1,663,200
Service Experts, Inc.+...........................   116,800       3,664,600
                                                              -------------
                                                                  7,307,300
                                                              -------------

CAPITAL GOODS (4.7%)
ABC Rail Products Corp.+.........................    69,200       1,297,500
Applied Power, Inc., Class A.....................   107,800       3,692,150
Collins & Aikman Corp.+..........................   101,700         711,900
IDEX Corp........................................   147,300       5,450,100
MagneTek, Inc.+..................................   386,100       6,539,569
Modine Manufacturing Co..........................   101,300       3,469,525
Shaw Group, Inc.+................................   116,300       2,849,350
Wabash National Corp.............................   306,900       7,960,219
                                                              -------------
                                                                 31,970,313
                                                              -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------
COMMERCIAL SERVICES (0.9%)
Equity Corp. International+......................    66,900   $   1,588,875
Hospitality Worldwide Services+..................    22,600         192,100
Pinkertons, Inc.+................................    98,050       2,046,794
Wackenhut Corrections Corp.+.....................    53,900       1,307,075
Youth Services International, Inc.+..............    92,400         667,012
                                                              -------------
                                                                  5,801,856
                                                              -------------

CONSTRUCTION & HOUSING (1.7%)
D.R. Horton, Inc.................................   595,600      10,720,800
NCI Building Systems, Inc.+......................    21,400       1,132,194
                                                              -------------
                                                                 11,852,994
                                                              -------------

DIVERSIFIED MANUFACTURING (1.5%)
Intermet Corp....................................   529,200      10,120,950
                                                              -------------

ELECTRICAL EQUIPMENT (0.5%)
Anixter International, Inc.+.....................   164,900       3,318,613
                                                              -------------
MACHINERY (0.2%)
Sauer, Inc.......................................    94,500       1,523,813
                                                              -------------

MANUFACTURING (0.1%)
Rock of Ages Corp.+..............................    44,200         704,438
                                                              -------------

PACKAGING & CONTAINERS (0.4%)
Gaylord Container Corp., Class A+................   193,800       1,623,075
Ivex Packaging Corp.+............................    50,600       1,173,288
                                                              -------------
                                                                  2,796,363
                                                              -------------

POLLUTION CONTROL (1.1%)
American Disposal Services, Inc.+................    71,700       2,807,503
Sevenson Environmental Services, Inc.............    68,100         606,516
Tetra Technologies, Inc.+........................   176,900       3,858,631
                                                              -------------
                                                                  7,272,650
                                                              -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                82,669,290
                                                              -------------

TECHNOLOGY (12.5%)
AEROSPACE (1.0%)
L-3 Communications Holdings, Inc.+...............    11,700         327,600
Orbital Sciences Corp.+..........................   160,200       6,558,188
                                                              -------------
                                                                  6,885,788
                                                              -------------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------

COMPUTER PERIPHERALS (1.3%)
Bolder Technologies Corp.+.......................    63,500   $     738,188
HMT Technology Corp.+............................   256,700       2,992,159
Hutchinson Technology, Inc.+.....................    31,600         791,975
Pinnacle Systems, Inc.+..........................    94,200       3,167,475
Proxim, Inc.+....................................   107,600       1,418,975
                                                              -------------
                                                                  9,108,772
                                                              -------------

COMPUTER SOFTWARE (3.0%)
Aspect Development, Inc.+........................    47,300       2,688,709
Aspen Technologies, Inc.+........................    80,400       3,580,313
Edify Corp.+.....................................   223,400       2,359,663
Evolving Systems, Inc.+..........................     6,100         114,375
Integrated Systems, Inc.+........................    84,000       1,551,375
Macromedia, Inc..................................   155,400       2,462,119
MAPICS, Inc.+....................................   174,100       3,057,631
Omtool, Ltd.+....................................    34,700         277,600
Remedy Corp.+....................................    94,600       1,528,381
Transaction Systems Architects, Inc., Class A+...    76,800       3,096,000
                                                              -------------
                                                                 20,716,166
                                                              -------------

COMPUTER SYSTEMS (0.9%)
Avid Technology, Inc.+...........................    77,100       3,124,959
PC Connection, Inc.+.............................    10,600         153,038
Quickturn Design System, Inc.+...................   176,300       1,347,042
Radiant Systems, Inc.+...........................    97,200       1,597,725
                                                              -------------
                                                                  6,222,764
                                                              -------------

ELECTRICAL EQUIPMENT (0.1%)
Advanced Lighting Technologies, Inc.+............    37,100         920,544
                                                              -------------

INFORMATION PROCESSING (2.7%)
CNET, Inc.+......................................    61,400       2,225,750
Computer Horizons Corp.+.........................    20,950         699,861
Condor Technology Solutions, Inc.+...............   162,000       2,273,063
CSG Systems International, Inc.+.................    30,500       1,302,922
International Network Services+..................    93,400       2,927,506
Metro Information Services, Inc.+................    86,900       2,813,388
ONSALE, Inc.+....................................    54,800       1,395,688
Pegasus Systems, Inc.+...........................    61,100       1,573,325
Sapient Corp.+...................................    68,700       3,048,563
                                                              -------------
                                                                 18,260,066
                                                              -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------
SEMICONDUCTORS (1.7%)
8 x 8, Inc.+.....................................   127,500   $     784,922
Alliance Semiconductor Corp.+....................   120,600         587,925
American Xtal Technology, Inc.+..................    18,500         205,813
ARM Holdings plc (Spons. ADR)+(i)................     6,600         235,950
ATMI, Inc.+......................................   105,400       1,910,375
Exar Corp.+......................................    51,700       1,197,178
Genesis Microchip, Inc.+.........................     8,000          97,500
Integrated Device Technology, Inc.+..............   227,200       2,126,450
Integrated Silicon Solution, Inc.+...............   111,000         770,063
SDL, Inc.+.......................................   111,400       2,478,650
SIPEX Corp.+.....................................    47,700       1,034,494
                                                              -------------
                                                                 11,429,320
                                                              -------------
TELECOMMUNICATIONS-EQUIPMENT (1.8%)
ANTEC Corp.+.....................................    98,000       1,877,313
Davox Corp.+.....................................    53,100         979,031
Excel Switching Corp.+...........................   129,300       2,545,594
Glenayre Technologies, Inc.+.....................   221,600       3,400,175
Natural Microsystems Corp.+......................    81,900       1,753,172
P-COM, Inc.+.....................................    93,400       1,403,919
Verio, Inc.+.....................................    14,600         333,519
                                                              -------------
                                                                 12,292,723
                                                              -------------
  TOTAL TECHNOLOGY...............................                85,836,143
                                                              -------------

TELECOMMUNICATIONS (2.0%)
TELECOMMUNICATION SERVICES (2.0%)
Concentric Network Corp.+........................   179,900       3,991,531
Exodus Communications, Inc.+.....................     6,000         204,938
IDT Corp.+.......................................    34,200         893,475
MetroNet Communications Corp., Class B+..........    95,800       2,694,375
Mobile Telecommunication Technologies Corp.+.....   127,200       2,885,850
Premiere Technologies, Inc.+.....................   111,900       2,678,606
                                                              -------------
                                                                 13,348,775
                                                              -------------
  TOTAL TELECOMMUNICATIONS.......................                13,348,775
                                                              -------------
TRANSPORTATION (1.8%)
AIRLINES (0.2%)
ASA Holdings, Inc................................    37,200       1,461,263
                                                              -------------

RAILROADS (0.3%)
Genesee & Wyoming Inc., Class A+.................    83,500       1,889,188
                                                              -------------
              SECURITY DESCRIPTION                  SHARES        VALUE
-------------------------------------------------  --------   -------------

TRUCK & FREIGHT CARRIERS (1.3%)
Allied Holdings, Inc.+...........................   127,400   $   2,293,200
American Freightways Corp.+......................   140,400       1,623,375
Jevic Transportation, Inc.+......................    20,800         262,600
Werner Enterprises, Inc..........................   252,125       4,821,891
                                                              -------------
                                                                  9,001,066
                                                              -------------
  TOTAL TRANSPORTATION...........................                12,351,517
                                                              -------------

UTILITIES (6.1%)
ELECTRIC (2.1%)
Central Hudson Gas & Electric Corp...............   189,900       8,296,256
Cleco Corporation................................   158,900       4,757,069
Otter Tail Power Co..............................    31,600       1,009,225
                                                              -------------
                                                                 14,062,550
                                                              -------------

NATURAL GAS (2.2%)
Atmos Energy Corp................................   167,000       5,135,250
Indiana Energy, Inc..............................    66,700       2,059,363
Public Service Company of North Carolina, Inc....    21,800         463,250
Wicor, Inc.......................................   162,700       7,443,525
                                                              -------------
                                                                 15,101,388
                                                              -------------

TELEPHONE (1.0%)
ICG Communications, Inc.+........................    26,100         791,156
Intermedia Communications, Inc.+.................    33,000       2,444,063
ITC DeltaCom, Inc.+..............................    15,200         546,250
NEXTLINK Communications, Inc., Class A+..........    21,900         683,006
Omnipoint Corp.+.................................   110,600       2,274,213
                                                              -------------
                                                                  6,738,688
                                                              -------------

WATER (0.8%)
E'Town Corp......................................    74,100       2,556,450
SJW Corp.........................................    19,600       1,269,100
Southern California Water Co.....................    61,600       1,343,650
                                                              -------------
                                                                  5,169,200
                                                              -------------
  TOTAL UTILITIES................................                41,071,826
                                                              -------------
  TOTAL COMMON STOCKS (COST $577,906,411)........               655,779,476
                                                              -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
SHORT-TERM INVESTMENTS (3.7%)
REPURCHASE AGREEMENT (3.7%)
Goldman Sachs, Repurchase Agreement 5.50% dated
  05/29/98 due 06/01/98, proceeds $25,570,714
  (collateralized by $24,795,000 various notes,
  5.55% - 9.20% due 06/11/98 - 7/12/21, valued at
  $26,070,804)
  (cost $25,559,000).............................  $ 25,559,000   $  25,559,000
                                                                  -------------
TOTAL INVESTMENTS
  (COST $603,465,411) (99.9%)..................................     681,338,476
OTHER ASSETS IN EXCESS OF
  LIABILITIES (0.1%)...........................................         426,002
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 681,764,478
                                                                  -------------
                                                                  -------------

------------------------------
Note: For Federal Income Tax purposes, the cost of securities at May 31, 1998, was $604,485,853, the aggregate gross unrealized appreciation and depreciation was $108,884,971 and $32,032,348, respectively, resulting in net unrealized appreciation of $76,852,623.

+ Non-income producing security.

(i) Foreign security.

Spon. ADR - Sponsored American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $603,465,411)           $681,338,476
Cash                                                        610
Receivable for Investments Sold                       3,663,969
Dividends Receivable                                    362,050
Interest Receivable                                      11,714
Prepaid Trustees' Fees                                    3,500
Prepaid Expenses and Other Assets                           453
                                                   ------------
    Total Assets                                    685,380,772
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     3,199,064
Advisory Fee Payable                                    360,375
Custody Fee Payable                                      25,500
Administrative Services Fee Payable                      17,427
Administration Fee Payable                                  941
Fund Services Fee Payable                                   656
Accrued Expenses                                         12,331
                                                   ------------
    Total Liabilities                                 3,616,294
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $681,764,478
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income                                                 $ 11,726,555
Interest Income                                                    2,287,683
                                                                ------------
    Investment Income                                             14,014,238
EXPENSES
Advisory Fee                                       $6,161,868
Custodian Fees and Expenses                           369,671
Administrative Services Fee                           309,695
Professional Fees and Expenses                         72,695
Fund Services Fee                                      36,011
Administration Fee                                     22,248
Trustees' Fees and Expenses                            16,540
Printing Expenses                                      11,988
Insurance Expense                                       6,004
                                                   ----------
    Total Expenses                                                 7,006,720
                                                                ------------
NET INVESTMENT INCOME                                              7,007,518
NET REALIZED GAIN ON INVESTMENTS                                 248,748,288
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                    (57,304,380)
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $198,451,426
                                                                ------------
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1998     MAY 31, 1997
                                                   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    7,007,518   $    8,348,905
Net Realized Gain on Investments                      248,748,288       87,877,628
Net Change in Unrealized Appreciation of
  Investments                                         (57,304,380)      (2,676,687)
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                      198,451,426       93,549,846
                                                   --------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         244,010,077      386,255,018
Withdrawals                                          (830,979,636)    (269,567,535)
                                                   --------------   --------------
    Net Increase (Decrease) from Investors'
      Transactions                                   (586,969,559)     116,687,483
                                                   --------------   --------------
    Total Increase (Decrease) in Net Assets          (388,518,133)     210,237,329
NET ASSETS
Beginning of Fiscal Year                            1,070,282,611      860,045,282
                                                   --------------   --------------
End of Fiscal Year                                 $  681,764,478   $1,070,282,611
                                                   --------------   --------------
                                                   --------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                        FOR THE PERIOD
                                                                                         JULY 19, 1993
                                                                                       (COMMENCEMENT OF
                                                   FOR THE FISCAL YEAR ENDED MAY 31,      OPERATIONS)
                                                   ---------------------------------        THROUGH
                                                    1998     1997     1996     1995      MAY 31, 1994
                                                   ------   ------   ------   ------   -----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                           0.68%    0.68%    0.67%    0.71%     0.72%(a)
  Net Investment Income                              0.68%    0.92%    1.33%    1.21%     0.99%(a)
Portfolio Turnover                                     96%      98%      93%      75%       97%+

------------------------
(a) Annualized.

+ Portfolio turnover is for the twelve month period ended May 31, 1994, and includes the portfolio activity of the Portfolio's predecessor entity, The Pierpont Capital Appreciation Fund, for the period June 1, 1993 to July 18, 1993.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Small Company Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio commenced operations on July 19, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $200,358,103 on that date from The Pierpont Capital Appreciation Fund in exchange for a beneficial interest in the portfolio. At that date, net unrealized appreciation of $29,458,073 was included in the contributed securities. The portfolio's investment objective is to provide a high total return from a portfolio of small company stocks. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

   d) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.60% of the portfolio's average daily net assets. For the fiscal year ended May 31, 1998, such fees amounted to $6,161,868.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1998, the fee for these services amounted to $22,248.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which Morgan acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the portfolio, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1998, the fee for these services amounted to $309,695.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $36,011 for the fiscal year ended May 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the portfolio, the J.P. Morgan Funds (formerly The JPM Pierpont Funds), the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds), the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and

THE U.S. SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------
      Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $7,600.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 1998 were as follows:

             COST OF         PROCEEDS
            PURCHASES       FROM SALES
          -------------   --------------
          $ 924,737,757   $1,066,449,241

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

5. OTHER MATTERS

On January 25, 1998, the portfolio received a withdrawal request in the amount of $436,180,054 as discussed in Note 5 of the fund's Notes to Financial Statements which are included elsewhere in this report. This amount is included in Withdrawals shown on the Statement of Changes in Net Assets. The withdrawal, which was made in-kind by transferring certain assets and liabilities, including securities, directly to a non-U.S. fund, resulted in a net realized loss on transfer of securities in the amount of $85,104,130, which is included in the Net Realized Gain on Investments in the Statement of Operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Small Company Portfolio (the "Portfolio") at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended and for the period July 19, 1993 (commencement of operations) through May 31, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 17, 1998

J.P. MORGAN INSTITUTIONAL FUNDS

            PRIME MONEY MARKET FUND

            TREASURY MONEY MARKET FUND

            FEDERAL MONEY MARKET FUND

            TAX EXEMPT MONEY MARKET FUND

            SHORT TERM BOND FUND

            BOND FUND

            INTERNATIONAL BOND FUND

            GLOBAL STRATEGIC INCOME FUND

            TAX EXEMPT BOND FUND

            NEW YORK TOTAL RETURN BOND FUND

            CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

            DIVERSIFIED FUND

            DISCIPLINED EQUITY FUND

            U.S. EQUITY FUND

            U.S. SMALL COMPANY FUND

            TAX AWARE DISCIPLINED EQUITY FUND:

               INSTITUTIONAL SHARES

            INTERNATIONAL EQUITY FUND

            EUROPEAN EQUITY FUND

            JAPAN EQUITY FUND

            INTERNATIONAL OPPORTUNITIES FUND

            EMERGING MARKETS EQUITY FUND



FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800)766-7722.


J.P. MORGAN INSTITUTIONAL
U.S. SMALL
COMPANY FUND


ANNUAL REPORT
MAY 31, 1998